AGA FINANCIAL FORUM South Jersey Industries MAY 18, 2015 1

2 Certain statements contained in this presentation may qualify as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this Report should be considered forward-looking statements made in good faith by South Jersey Industries (SJI or the Company) and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this presentation, or any other of the Company's documents or oral presentations, words such as “anticipate,” “believe,” “expect,” “estimate,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy” and similar expressions are intended to identify forward- looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These risks and uncertainties include, but are not limited to the risks set forth under “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K. These cautionary statements should not be construed by you to be exhaustive and they are made only as of the date of this Report. While the Company believes these forward-looking statements to be reasonable, there can be no assurance that they will approximate actual experience or that the expectations derived from them will be realized. Further, SJI undertakes no obligation to update or revise any of its forward-looking statements whether as a result of new information, future events or otherwise. Forward Looking Statements

3 South Jersey Industries Grow Economic Earnings Improve Quality of Earnings Strengthen Balance Sheet Maintain Low to Moderate Risk Profile Strategic Focus

4 South Jersey Industries South Jersey Gas SJI Midstream South Jersey Energy Solutions Regulated Natural Gas Utility Regulated Pipeline Company SJ Energy Services Develop & operate on site energy generation projects; HVAC maint. & repair SJ Energy Group Wholesale and retail gas marketing, retail electric marketing, fuel mgm’t. services Regulated Non-utility Organization of Business

Management Team 5 Michael J. Renna President & CEO Stephen H. Clark SVP CFO Jeffrey E. DuBois EVP SJG David Robbins, Jr. SVP SJ Energy Services Gregory M. Nuzzo SVP SJ Energy Group Gina Merritt-Epps, Esq. SVP, General Counsel & Corporate Secretary Kathleen A. McEndy SVP Human Resources Walter M. Higgins III Chairman, SJI Board Kenneth Lynch SVP CAO

6 Earnings & Dividend Growth $0.73 $0.81 $0.89 $0.95 $1.01 0.5 0.6 0.7 0.8 0.9 1 1.1 2010 2011 2012 2013 2014 $81.0 $87.0 $93.3 $97.1 $104.0 0 20 40 60 80 100 120 2010 2011 2012 2013 2014 Growing Economic Earnings Growing the Annual Dividend* *Reflects May 2015 Stock Split $ in millions

7 Economic Earnings ($ in millions) Economic EPS Q1 2015 Performance $66.2 $58.9 $10 $20 $30 $40 $50 $60 $70 $80 2014 2015 $1.01 $0.86 $0.50 $0.65 $0.80 $0.95 $1.10 $1.25 2014 2015

8 $18.2 $7.8 $0 $5 $10 $15 $20 Q1 2015 Q1 2014 YOY Commodity Business Impacts Economic Earnings $13.0 $14.0 $0 $5 $10 $15 $20 FY 2015 - Projected FY 2014 $ in millions

Near Term Earnings Growth 2015 Economic EPS Growth of 2%-8% Utility Infrastructure Investments Utility Customer Growth Transportation Assets/Fuel Management Energy Production 9

SOUTH JERSEY GAS 10

Investment Aggregate Incremental Benefit ($ in millions) 2016 - 2020 AIRP $9.0 SHARP $9.0 Customer Growth $11.8 CNG/EET $4.8 BL England $3.4 Future Rate Case $15.0 Projected Offsets (includes estimates for depreciation, interest, O&M,etc.) $(23.0) Total Incremental Benefit $30.0 11 Utility Growth Summary

12 Utility Infrastructure Investment • Utility rate base increased to $1.2 billion • Equity-to-capital ratio of 51.9% • Return on equity of 9.75% • Customer margin increase  $265 to $293 • Customer impact  Current bills lower than 2005 Rate Case Completion

13 Utility Infrastructure Investment 2015 Utility Projected Infrastructure Investment Regular Cap-Ex AIRP SHARP CNG Liquifier BL England

2015 Utility Customer Growth YTD additions (3/31)  2,100 2/3 conversion, 1/3 new construction Full year net additions targeted  6,950 40% - 70% savings versus oil/propane or electric 14

SJI MIDSTREAM 15

16 $200 million investment, with FERC level return projected • 20% equity owner in $1 billion, 1 BCF, 105-mile interstate pipeline from Marcellus region of PA into NJ • Late 2017 targeted in-service date • “Pull” project based on market demand, with expansion potential • Fully subscribed pipeline with 80% of capacity under 15-year agreements with multiple utility and energy affiliates of project sponsors • SJI’s 2015 spend ~$5M PennEast Pipeline Project

PennEast Pipeline 17

SJ ENERGY SOLUTIONS 18

Business Line 2020 % Composition of Earnings Wholesale & Retail Commodity 11% - 14% Fuel Management 6% - 9% Energy Production 2% - 4% Other (HVAC, Meter Reading, SJEX) 1% - 2% Total Dollar Contribution by 2020 $30 - $40 Million 19 Non-Utility Growth Summary

Fuel Supply Management Facility Operational Date DTs per day contracted Value NextEra 50 mw, simple cycle, PA based 2004 Evergreen, 80K Dts per day Economic Earnings Contribution = $10 to $12 million by 2020 LS Power 738 mw, combined cycle, NJ based 2014 15-year, 36K DTs per day Panda Liberty 829 mw, combined cycle, PA based 2015 5-year, up to 137K DTs per day Panda Patriot 829 mw, combined cycle, PA based Late 2015 4-year contract, up to 137K DTs per day Panda Stonewall 750 mw, combined cycle, VA based 2017 4-year contract, 110K DTs per day 4 Additional Contracts • 2 already executed, pending announcement • At least 2 additional contracts expected by 2020 20

Energy Production Assets 21 CHP – Operating assets continue to perform well SOLAR – Selective project development – Capitalize on lower development costs and improving SREC values LANDFILLS – Addressing challenges at most problematic sites to improve output

Revel Update • Revel Casino filed bankruptcy on June 19, 2014 • $2.4 billion casino/hotel complex sold to Florida development group Polo North, on April 7, 2015 for $82 million • On-going negotiations aimed at long-term contract for ACR facility to serve Revel property 22

LOOKING AHEAD 23

24 Strategic Priorities Grow Economic Earnings Improve Quality of Earnings Strengthen Balance Sheet Maintain Low to Moderate Risk Profile $150 Million Economic Earnings by 2020

Executing on Strategic Priorities 25  Grow earnings from operations Target 70%-80% earnings contribution from utility and midstream  Achieve 50% debt-to-equity ratio with very minimal dilution  Commitment to core, proven non-utility assets where risk can be hedged

26 Contribution to Economic Earnings Business Unit 2014 2020 Projected Utility 63% 64% - 70% Midstream --- 8% - 12% Energy Services 24% 2% - 5% Energy Group 13% 17% - 22%